EARNINGS PRESENTATION FOURTH QUARTER 2021 20 21

2FOURTH QUARTER 2021 EARNINGS PRESENTATION This press release contains “forward-looking statements” within the meaning, and protections, of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, without limitation, statements about future financial and operating results, cost savings, enhanced revenues, economic and seasonal conditions in the Company’s markets, and improvements to reported earnings that may be realized from cost controls, tax law changes, new initiatives and for integration of banks that the Company has acquired, or expects to acquire, including Florida Business Bank and Sabal Palm Bank, as well as statements with respect to Seacoast's objectives, strategic plans, expectations and intentions and other statements that are not historical facts, any of which may be impacted by the COVID-19 pandemic and any variants thereof and related effects on the U.S. economy. Actual results may differ from those set forth in the forward-looking statements. Forward-looking statements include statements with respect to the Company’s beliefs, plans, objectives, goals, expectations, anticipations, assumptions, estimates and intentions about future performance, and involve known and unknown risks, uncertainties and other factors, which may be beyond the Company’s control, and which may cause the actual results, performance or achievements of Seacoast to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. You should not expect the Company to update any forward-looking statements. All statements other than statements of historical fact could be forward-looking statements. You can identify these forward- looking statements through the use of words such as “may”, “will”, “anticipate”, “assume”, “should”, “support”, “indicate”, “would”, “believe”, “contemplate”, “expect”, “estimate”, “continue”, “further”, “plan”, “point to”, “project”, “could”, “intend”, “target” or other similar words and expressions of the future. These forward-looking statements may not be realized due to a variety of factors, including, without limitation: the effects of future economic and market conditions, including seasonality and the adverse effects of COVID-19 (economic and otherwise); government or regulatory responses to the COVID-19 pandemic; governmental monetary and fiscal policies, including interest rate policies of the Board of Governors of the Federal Reserve, as well as legislative, tax and regulatory changes including those that impact the money supply and inflation; changes in accounting policies, rules and practices, including the impact of the adoption of the current expected credit losses (“CECL”) methodology; participation in the Paycheck Protection Program (“PPP”); the risks of changes in interest rates on the level and composition of deposits, loan demand, liquidity and the values of loan collateral, securities, and interest rate sensitive assets and liabilities; interest rate risks, sensitivities and the shape of the yield curve; uncertainty related to the impact of LIBOR calculations on securities, loans and debt; changes in borrower credit risks and payment behaviors; changes in retail distribution strategies, customer preferences and behavior; changes in the availability and cost of credit and capital in the financial markets; changes in the prices, values and sales volumes of residential and commercial real estate; our ability to comply with any regulatory requirements; changes in the prices, values and sales volumes for residential and commercial real estate; our ability to comply with any regulatory requirements; the effects of problems encountered by other financial institutions that adversely affect Seacoast or the banking industry; the Company's concentration in commercial real estate loans and in real estate collateral in Florida; inaccuracies or other failures from the use of models, including the failure of assumptions and estimates, as well as differences in, and changes to, economic, market and credit conditions; the impact on the valuation of Seacoast’s investments due to market volatility or counterparty payment risk; statutory and regulatory dividend restrictions; increases in regulatory Cautionary Notice Regarding Forward-Looking Statements capital requirements for banking organizations generally; the risks of mergers, acquisitions and divestitures, including Seacoast’s ability to continue to identify acquisition targets, successfully acquire and integrate desirable financial institutions, and realize expected revenues and revenue synergies; changes in technology or products that may be more difficult, costly, or less effective than anticipated; the Company's ability to identify and address increased cybersecurity risks, including as a result of employees working remotely; inability of Seacoast’s risk management framework to manage risks associated with the Company's business; dependence on key suppliers or vendors to obtain equipment or services for the business on acceptable terms; reduction in or the termination of Seacoast’s ability to use the mobile-based platform that is critical to the Company's business growth strategy; the effects of war or other conflicts, acts of terrorism, natural disasters, health emergencies, epidemics or pandemics, or other catastrophic events that may affect general economic conditions; unexpected outcomes of and the costs associated with, existing or new litigation involving the Company, including as a result of the Company’s participation in the PPP; Seacoast’s ability to maintain adequate internal controls over financial reporting; potential claims, damages, penalties, fines and reputational damage resulting from pending or future litigation, regulatory proceedings and enforcement actions; the risks that deferred tax assets could be reduced if estimates of future taxable income from the Company's operations and tax planning strategies are less than currently estimated and sales of capital stock could trigger a reduction in the amount of net operating loss carryforwards that the Company may be able to utilize for income tax purposes; the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, non-bank financial technology providers, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in the Company's market areas and elsewhere, including institutions operating regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the Internet; the failure of assumptions underlying the establishment of reserves for possible loan losses. Actual results and capital and other financial conditions may differ materially from those included in these statements due to a variety of factors. These factors include, among others described above, macroeconomic and other challenges and uncertainties related to the COVID-19 pandemic, such as the duration and severity of the impact on public health, including the potential negative impact of various state and local policies enacted as a result of the pandemic and the vaccines’ efficacy against the virus, including new variants, the U.S. and global economies, financial markets and consumer and corporate customers and clients, including economic activity and employment, as well as the various actions taken in response by governments, central banks and others, including Seacoast, and the precautionary statements included in this release. All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in the Company’s annual report on Form 10-K for the year ended December 31, 2020 and quarterly reports on Form 10-Q for the quarters ended March 31, 2021, June 30, 2021, and September 30, 2021 under “Special Cautionary Notice Regarding Forward-Looking Statements” and “Risk Factors”, and otherwise in the Company’s SEC reports and filings. Such reports are available upon request from the Company, or from the Securities and Exchange Commission, including through the SEC’s Internet website at www.sec.gov.

3FOURTH QUARTER 2021 EARNINGS PRESENTATION • $9.7 billion in assets as of December 31, 2021, operating in the nation’s third-most populous state • Strong presence in Florida’s most attractive markets ▪ #1 Florida-based bank in Orlando MSA ▪ #1 market share in Port St Lucie MSA ▪ #2 Florida-based bank in West Palm Beach/Fort Lauderdale ▪ #2 Florida-based bank in St. Petersburg • Market Cap: $2.1 billion as of December 31, 2021 • Highly disciplined credit portfolio • Strong liquidity position • Prudent capital position to support further organic growth and opportunistic acquisitions • Steady increase in shareholder value with tangible book value per share increasing 10% year-over-year • Active board with a diverse range of experience and expertise Valuable Florida Franchise, Well Positioned for Growth with Strong Capital, Liquidity and Disciplined Credit Culture Seacoast Customer Map JACKSONVILLE MSA WEST PALM BEACH, FORT LAUDERDALE MSA PORT ST LUCIE MSA ORLANDO MSA TAMPA BAY MSA NAPLES MSA

4FOURTH QUARTER 2021 EARNINGS PRESENTATION Florida’s Economic Growth Continues • Companies and individuals seeking lower taxes, warmer weather, and easy flights back to the Northeast are migrating to Florida. • Florida's population grew 14.6% between 2010 and 2020. Double the rate of overall U.S. population growth. Source: US Census data ◦ At over 21.7 million people in 2021, Florida is the third most populous state. Source: US Census data ◦ Florida ranks #1 in net migration in the U.S. for fifth consecutive year. Source: US Census data ◦ Florida’s population grew by over 360,000 in 2020, the equivalent of adding a city larger than Orlando. Source: The Florida Legislature Office of Economic & Demographic Research • Major corporations have relocated or announced plans to relocate some or all of their operations to Florida.

5FOURTH QUARTER 2021 EARNINGS PRESENTATION • Net interest margin declined six basis points to 3.16%. Excluding the effect of PPP and accretion on acquired loans, net interest margin increased two basis points to 2.91%. • Steadily building shareholder value through consistent growth in tangible book value per share, ending the period at $17.84, an increase of 10% over the prior year. • Cost of deposits improved to six basis points. • Assets under management of $1.2 billion at December 31, 2021, a year-over-year increase of 42%. • In January 2022, completed the acquisitions of Sabal Palm Bank and Florida Business Bank, adding $615 million in assets. • Earnings per share of $0.62, an increase of 17% compared to 4Q’20. • Net income of $36.3 million, an increase of 24% compared to 4Q’20. • Adjusted net income1 of $36.9 million, an increase of 20% compared to 4Q’20. • Fourth quarter 2021 annualized loan growth of 8%. • Commercial loan originations increased 23% over the prior quarter and 47% over the prior year to a record $409 million. Record commercial pipeline of $398 million. • Record consumer loan originations of $73 million, increasing 9% from the prior quarter and 53% from the prior year. Fourth Quarter 2021 Highlights 1Non-GAAP measure, see “Explanation of Certain Unaudited Non-GAAP Financial Measures" for more information and a reconciliation to GAAP.

6FOURTH QUARTER 2021 EARNINGS PRESENTATION Net Interest Income and Margin ($ in th ou sa nd s) $68,903 $66,741 $65,933 $71,455 $72,412 3.59% 3.51% 3.23% 3.22% 3.16% 3.37% 3.25% 3.03% 2.89% 2.91% Net Interest Income Net Interest Margin NIM, excluding PPP and accretion on acquired loans 4Q'20 1Q'21 2Q'21 3Q'21 4Q'21 • Net interest income1 totaled $72.4 million, an increase of $1.0 million, or 1%, from the prior quarter. This included interest and fees earned on PPP loans of $3.4 million, compared to $5.9 million in the prior quarter. • Excluding the effect of PPP and accretion on acquired loans, net interest margin increased two basis points to 2.91%. • Securities yields declined two basis points to 1.57% with continued deployment of excess capital into securities purchases. Non-PPP loan yields declined 11 basis points to 4.18%, with a record $408.9 million in commercial loan originations during the fourth quarter of 2021. • Offsetting and favorable was the decline in excess liquidity including a strategic decline in brokered deposits, and a further decline in the cost of deposits to only six basis points. 1Calculated on a fully taxable equivalent basis using amortized cost.

7FOURTH QUARTER 2021 EARNINGS PRESENTATION Continued Strength in Noninterest Income $14,948 $19,058 $18,330 $2,423 $2,495 $2,606 $3,596 $4,131 $4,135 $1,949 $2,562 $2,356 $3,646 $2,550 $2,030 $113 $812 $200 $2,332 $5,380 $5,708$889 $1,128 $1,295 BOLI Other Income SBA Gains Mortgage Banking Wealth Management Interchange Income Service Charges 4Q'20 3Q'21 4Q'21 $14,930 $19,028 $18,706 $2,423 $2,495 $2,606 $3,596 $4,131 $4,135 $1,949 $2,562 $2,356 $3,646 $2,550 $2,030 $113 $812 $200 $2,314 $5,350 $6,084$889 $1,128 $1,295 BOLI Other Income SBA Gains Mortgage Banking Wealth Management Interchange Income Service Charges 4Q'20 3Q'21 4Q'21 Adjusted Noninterest Income1 ($ in thousands) 2 3 Noninterest Income ($ in thousands) Noninterest income declined $0.3 million from the prior quarter to $18.7 million, and adjusted noninterest income1 declined $0.7 million to $18.3 million. Changes on an adjusted basis include: • Wealth management income was $2.4 million in the fourth quarter, a decrease of $0.2 million compared to the prior quarter. Higher trust-related fees in the prior quarter drove the comparative decline. Wealth management ended the year with $1.2 billion in assets under management, a 42% increase compared to prior year. • Mortgage banking fees were $2.0 million, compared to $2.5 million in the prior quarter, due to slowing refinance activity and continuing low housing inventory levels. • SBA gains were $0.2 million compared to $0.8 million in the prior quarter, on lower saleable production. • Other income increased by $0.3 million in the fourth quarter of 2021, including an increase of $0.7 million in gains from SBIC investments. Amounts recognized on SBIC investments will vary amongst periods. • Excluded from adjusted noninterest income is $0.8 million recognized on the sale of a website domain name obtained in a prior bank acquisition. 1Non-GAAP measure, see “Explanation of Certain Unaudited Non-GAAP Financial Measures" for more information and a reconciliation to GAAP. 2Other Income includes income and gains on SBIC investments, marine finance fees, a gain on the sale of a website domain name obtained in a prior bank acquisition, and other fees related to customer activity as well as securities losses of $184 thousand in 4Q’20, $30 thousand in 3Q'21 and $379 thousand in 4Q'21. 3Other Income on an adjusted basis includes income and gains on SBIC investments, marine finance fees, and other fees related to customer activity.

8FOURTH QUARTER 2021 EARNINGS PRESENTATION $41,906 $46,811 $48,309 $25,060 $28,691 $29,766 $4,265 $4,657 $5,157$5,629 $5,441 $5,546 $496 $2,131 $2,049 $6,456 $5,891 $5,791 Other Expense Legal & Professional Occupancy & Telephone Data Processing Cost Salaries & Benefits 4Q'20 3Q'21 4Q'21 $43,681 $55,268 $50,263 $25,405 $32,096 $29,768 $1,421 $1,306 $1,304 $4,233 $5,610 $5,165$5,645 $5,918 $5,693 $509 $4,151 $2,461 $6,468 $6,187 $5,872 Other Expense Legal & Professional Occupancy & Telephone Data Processing Cost Amortization of Intangibles Salaries & Benefits 4Q'20 3Q'21 4Q'21 Continued Focus on Disciplined Expense Control Adjusted Noninterest Expense1 ($ in thousands) 2 2 Noninterest Expense ($ in thousands) Noninterest expense decreased $5.0 million and adjusted noninterest expense1 increased $1.5 million sequentially. Changes quarter-over-quarter on an adjusted basis include: • Salaries and benefits increased $1.1 million to $29.8 million, primarily the result of investments in commercial banking talent and higher production-related incentives. • Data processing costs increased by $0.5 million, which includes expenses incurred as we prepare to launch a new online and mobile banking platform in the first quarter of 2022. 1Non-GAAP measure, see “Explanation of Certain Unaudited Non-GAAP Financial Measures" for more information and a reconciliation to GAAP. 2Other Expense includes marketing expenses, provision for credit losses on unfunded commitments, foreclosed property expense and net loss/(gain) on sale, and other expenses associated with ongoing business operations.

9FOURTH QUARTER 2021 EARNINGS PRESENTATION Palm Beach Community Bank and North Star Bank Acquisitions Pa lm B ea ch C om m un ity a nd N or th S ta r Ba nk A cq ui si tio n Efficiency Ratio Trend 66% 57% 53% 49% 48% 60% 50% 62% 48% 53% 55% 60% 54% 4Q '18 1Q '19 2Q '19 3Q '19 4Q '19 1Q '20 2Q '20 3Q '20 4Q '20 1Q '21 2Q '21 3Q '21 4Q '21 54% 56% 51% 49% 48% 54% 50% 55% 49% 52% 53% 51% 53% 4Q '18 1Q '19 2Q '19 3Q '19 4Q '19 1Q '20 2Q '20 3Q '20 4Q '20 1Q '21 2Q '21 3Q '21 4Q '21 GAAP - Efficiency Adjusted - Efficiency1 First Bank of the Palm Beaches First Green Bank Freedom Bank Legacy Bank of Florida • The efficiency ratio was 53.7% for the fourth quarter of 2021 compared to 59.5% in the prior quarter and 48.2% in the fourth quarter of 2020. Increases in the third quarter of 2021 reflect higher expenses resulting from the acquisition of Legacy Bank of Florida. • The adjusted efficiency ratio1 was 53.4% for the fourth quarter of 2021 compared to 51.5% in the prior quarter and 48.8% in the fourth quarter of 2020. 1Non-GAAP measure, see “Explanation of Certain Unaudited Non-GAAP Financial Measures" for more information and a reconciliation to GAAP.

10FOURTH QUARTER 2021 EARNINGS PRESENTATION Ron York joins as Treasury Management Executive Previously with First Horizon 4Q 2020 Chris Rolle joins as West FL Regional Market President, formerly Director of Middle Market Banking at Synovus and Central FL Market President at BB&T Building Florida’s Leading Commercial Bank Dan Hilken joins as Central FL Regional Market President with a 30- year career, most recently with Wells Fargo Austen Carroll joins as Chief Lending Officer Previously Chief Banking Officer at Ameris Pam Notarantonio joins as Central FL Regional Credit Officer after 32 years with Wells Fargo James Norton joins as CRE Director, formerly Executive Director of Real Estate Banking at JPMorgan Chase Brannon Fitch formerly of BB&T, joins as Northeast FL Market President leading strategic geographic expansion Growth continues in Central FL Four bankers join in Orlando and Lakeland (JPMorgan Chase, Regions, TD Bank, Wells Fargo) 3Q 2020 1Q 2021 2Q 2021 3Q 2021 1Q 2022 4Q 2021 South Florida expansion continues Six bankers join in Palm Beach and Broward counties (TD Bank and Legacy Bank) West and North Florida expansion continues Eight bankers join to date in 2022 in Jacksonville, Naples, St. Pete (BB&T)

11FOURTH QUARTER 2021 EARNINGS PRESENTATION Seacoast's Lending Strategy Produced and Sustains a Diverse Loan Portfolio Commercial Real Estate - Owner Occupied $1,197,774 20% Construction and Land Development $230,824 4% Paycheck Protection Program $91,107 2% Consumer $174,175 3% Commercial & Financial $1,069,356 18% Commercial Real Estate - Non-Owner Occupied $1,736,439 29% Residential Real Estate $1,425,354 24% At December 31, 2021 ($ in thousands) The Company remains focused and committed to its strict credit underwriting standards. Construction and land development and commercial real estate loans, as defined in regulatory guidance, represent 19% and 162%, respectively, of total consolidated risk based capital. Portfolio diversification in terms of asset mix, industry, and loan type, has been a critical element of the Company’s lending strategy. Exposure across industries and collateral types is broadly distributed. Excluding PPP loans, Seacoast’s average commercial loan size is $479 thousand.

12FOURTH QUARTER 2021 EARNINGS PRESENTATION Disciplined Approach to Lending in an Expanding Florida Economy $5,735 $5,661 $5,437 $5,906 $5,925 $5,168 $5,079 $5,073 $5,715 $5,834 $567 $582 $364 $191 $91 4.42% 4.39% 4.33% 4.49% 4.31% 4.23% 4.15% 4.13% 4.03% 3.94% Yield Excluding PPP and Accretion on Acquired Loans Reported Yield PPP Loans Loans Excluding PPP 4Q'20 1Q'21 2Q'21 3Q'21 4Q'21 Total Loans Outstanding ($ in millions) Loans outstanding, excluding PPP, increased $119 million quarter-over-quarter, an annualized increase of 8%. Commercial loan originations increased 23% to $409 million, and the commercial pipeline increased 8% to $398 million. Consumer loan originations grew 9% to a record $73 million. The yield on non-PPP loans declined to 4.18% from 4.29% in the third quarter of 2021, and when further excluding accretion on acquired loans, declined to 3.94% from 4.03%.

13FOURTH QUARTER 2021 EARNINGS PRESENTATION Paycheck Protection Program Loans ($ in m ill io ns ) $576 $295 ($778) $93 December 31, 2020 Originations and Acquisitions Forgiveness December 31, 2021 PPP Fee Revenue Summary (in thousands) Fees earned from SBA to date (net of related costs) to originate PPP loans $ 27,641 Fees recognized in 2020 (7,774) Fees recognized in 2021 (17,496) Fees remaining to be recognized in future periods $ 2,371 5,169 loans $9.5 deferred fees 3,201 loans 7,423 loans 947 loans $2.4 deferred fees PPP Loans Rollforward As of December 31, 2021, $2.4 million in fees remain that will be recognized over the loans’ remaining contractual maturity, or earlier, as loans are forgiven.

14FOURTH QUARTER 2021 EARNINGS PRESENTATION Unrealized Gain (Loss) in Securities as of December 31, 2021 (in thousands) Amortized Cost Unrealized Gains Unrealized Losses Fair Value Available for Sale Government backed $ 6,466 $ 316 $ (3) $ 6,779 Agency mortgage backed 1,234,721 8,308 (20,309) 1,222,720 Private label MBS and CMOs 88,096 1,091 (420) 88,767 CLO 292,751 63 (124) 292,690 Municipal 31,624 1,740 (1) 33,363 Total Available for Sale $ 1,653,658 $ 11,518 $ (20,857) $ 1,644,319 Held to Maturity Agency mortgage backed $ 638,640 $ 3,828 $ (15,070) $ 627,398 Total Held to Maturity $ 638,640 $ 3,828 $ (15,070) $ 627,398 Total Securities $ 2,292,298 $ 15,346 $ (35,927) $ 2,271,717 ($ in m ill io ns ) $184 $527 $639 $1,398 $1,546 $1,644 1.73% 1.59% 1.57% HTM Securities AFS Securities Yield 4Q'20 3Q'21 4Q'21 Investment Securities Performance and Composition • Portfolio yield declined two basis points to 1.57% from 1.59% in the prior quarter. • AFS securities ended the year with a net unrealized loss of $9.3 million compared to an unrealized gain of $6.6 million at September 30, 2021, largely due to the steepening of the yield curve during the fourth quarter. • Net additions of approximately $210 million were primarily Agency CMOs with a weighted average duration of 3.2 and weighted average yield of 1.48%. • AFS portfolio duration declined to 3.06 from 3.16 in the prior quarter.

15FOURTH QUARTER 2021 EARNINGS PRESENTATION Strong Deposit Franchise Supported by Attractive Markets $6,933 $7,386 $7,836 $8,334 $8,068 $3,856 $4,333 $4,716 $4,932 $4,966 $2,246 $2,440 $2,618 $2,785 $2,547 $831 $613 $502 $617 $555 Transaction Accounts Savings & Money Market Time Deposits 4Q'20 1Q'21 2Q'21 3Q'21 4Q'21 62% Deposits Outstanding ($ in millions) Total deposits decreased $266 million quarter-over- quarter, primarily reflecting strategic outflows in brokered money market deposits, which returned to the balance sheet in January 2022. Transaction accounts increased 29% year-over-year and represent 62% of overall deposit funding. At December 31, 2021, $228 million in customer deposits are being held off-balance sheet through programs with third-party deposit networks. This compares to $233 million at September 30, 2021, and $113 million at December 31, 2020.

16FOURTH QUARTER 2021 EARNINGS PRESENTATION Continued Branch Optimization While Maintaining Low Cost of Deposits ($ in m ill io ns ) Trended Cost of Deposits and Deposits per Branch $116 $118 $135 $138 $138 $156 $166 $165 $154 1.75% 0.25% 0.25% 0.25% 0.25% 0.25% 0.25% 0.25% 0.25% 0.61% 0.57% 0.31% 0.24% 0.19% 0.13% 0.08% 0.07% 0.06% Cost of Deposits Fed Funds Deposits per branch 4Q'19 1Q'20 2Q'20 3Q'20 4Q'20 1Q'21 2Q'21 3Q'21 4Q'21 1Includes customer deposits held off-balance sheet through programs with third-parties. 1 Continued focus on organic growth and relationship-based funding, in combination with our innovative analytics platform, supports a well-diversified, low-cost deposit portfolio. Consistently low cost of deposits reflects the significant value of the deposit franchise. Seacoast continues to evolve its branch footprint by redirecting capacity to attractive growth markets, and has consolidated 27% of branches since 2017. During the quarter, two new branches were opened in Broward County, expanding our presence in the 7th largest MSA in the country. As of December 31, 2021, deposits per banking center were $154 million, a one-year increase of 12% and two-year increase of 33%. The decline from the third quarter of 2021 is due to the addition of two new branches and declines in brokered deposits.

17FOURTH QUARTER 2021 EARNINGS PRESENTATION A Continued Focus on Building Wealth Management $653 $870 $1,239 4Q'19 4Q'20 4Q’21 Assets Under Management ($ in millions) 33% CAG R Assets under management totaled $1.2 billion at December 31, 2021 increasing 42% from December 31, 2020. This is a result of the wealth management team’s continuing success at winning business with commercial relationships and high net worth families across the footprint. Wealth management income was $2.4 million in the fourth quarter of 2021, compared to $2.6 million in the prior quarter, and $1.9 million in the prior year quarter. Since December 31, 2019, assets under management have increased at a compound annual growth rate (“CAGR”) of 33%.

18FOURTH QUARTER 2021 EARNINGS PRESENTATION The total allowance for credit losses of $83.3 million as of December 31, 2021 represents management’s estimate of lifetime expected credit losses. The remaining unrecognized discount on acquired loans of $23.1 million will be earned as an adjustment to yield over the life of the loans. Additionally, a reserve for potential credit losses on lending-related commitments of $2.3 million is reflected within Other Liabilities. Allowance for Credit Losses and Purchase Discount ($ in thousands) Loans Outstanding Allowance for Credit Losses % of Category Purchase Discount % of Category Construction and Land Development $ 230,824 $ 2,751 1.19% $ 500 0.22 % Owner Occupied Commercial Real Estate 1,197,774 8,578 0.72 3,850 0.32 Commercial Real Estate 1,736,439 36,618 2.11 13,251 0.76 Residential Real Estate 1,425,354 12,811 0.90 1,610 0.11 Commercial & Financial 1,069,356 19,744 1.85 3,776 0.35 Consumer 174,175 2,813 1.62 77 0.04 Total Excluding PPP $ 5,833,922 $ 83,315 1.43% $ 23,064 0.40 % Paycheck Protection Program $ 91,107 $ — — % $ 13 0.01 % Total $ 5,925,029 $ 83,315 1.41% $ 23,077 0.39%

19FOURTH QUARTER 2021 EARNINGS PRESENTATION Continued Strong Asset Quality Trends Net Charge-Offs $3,127 $370 $655 $1,432 $570 0.21% 0.03% 0.05% 0.10% 0.04% NCO NCO/Total Loans 4Q'20 1Q'21 2Q'21 3Q'21 4Q'21 Nonperforming Loans $36,110 $35,328 $32,920 $32,612 $30,598 0.63% 0.62% 0.61% 0.55% 0.52% NPL NPL/Total Loans 4Q'20 1Q'21 2Q'21 3Q'21 4Q'21 $92,733 $86,643 $81,127 $87,823 $83,315 1.79% 1.71% 1.60% 1.54% 1.43% 1.62% 1.53% 1.49% 1.49% 1.41% ACL ACL/Total Loans Excluding PPP ACL/Total Loans 4Q'20 1Q'21 2Q'21 3Q'21 4Q'21 9% 9% 7% 10% 9% 7% 7% 6% 4% 4% Classified Special Mention 4Q'20 1Q'21 2Q'21 3Q'21 4Q'21 Allowance for Credit Losses ($ in thousands) Criticized Loans as a % of Risk-Based Capital

20FOURTH QUARTER 2021 EARNINGS PRESENTATION Strong Capital Supporting a Fortress Balance Sheet $16.16 $16.62 $17.08 $17.52 $17.84 $20.46 $20.89 $21.33 $22.12 $22.40 Tangible Book Value Per Share Book Value Per Share 4Q'20 1Q'21 2Q'21 3Q'21 4Q'21 11.0% 10.7% 10.4% 10.6% 11.1% 4Q'20 1Q'21 2Q'21 3Q'21 4Q'21 18.5% 19.1% 19.2% 18.6% 18.2%17.4% 18.1% 18.3% 17.7% 17.4% Total Risk Based Capital Tier 1 Ratio 4Q'20 1Q'21 2Q'21 3Q'21 4Q'21 13.9% 15.6% 13.9% 9.6% 14.3%14.0% 16.0% 14.3% 11.7% 14.1% GAAP - ROTCE Adjusted - ROTCE 4Q'20 1Q'21 2Q'21 3Q'21 4Q'21 1Non-GAAP measure, see “Explanation of Certain Unaudited Non-GAAP Financial Measures" for more information and a reconciliation to GAAP. 2FDICIA defines well capitalized as 10.0% for total risk based capital and 8.0% for Tier 1 ratio at a total Bank level. Tangible Book Value and Book Value Per Share Tangible Common Equity / Tangible Assets Total Risk Based and Tier 1 CapitalReturn on Tangible Common Equity 1 10.0%2 8.0%2

21FOURTH QUARTER 2021 EARNINGS PRESENTATION Steady Increase in Shareholder Value $10.41 $10.55 $10.95 $11.15 $11.39 $11.67 $12.01 $12.33 $12.98 $13.65 $14.30 $14.76 $14.42 $15.11 $15.57 $16.16 $16.62 $17.08 $17.52 $17.84 1Q'17 2Q'17 3Q'17 4Q'17 1Q'18 2Q'18 3Q'18 4Q'18 1Q'19 2Q'19 3Q'19 4Q'19 1Q'20 2Q'20 3Q'20 4Q'20 1Q'21 2Q'21 3Q'21 4Q'21 • Compounded annual growth rate of 12% in tangible book value per share since the first quarter of 2017. • The decline in tangible book value per share during the first quarter of 2020 was primarily attributed to the Day-1 impact of the adoption of CECL. • Initiated a quarterly cash dividend of $0.13 in the second quarter of 2021.

Tracey L. Dexter Executive Vice President Chief Financial Officer (772) 403-0461 INVESTOR RELATIONS NASDAQ: SBCF

23FOURTH QUARTER 2021 EARNINGS PRESENTATION Appendix

24FOURTH QUARTER 2021 EARNINGS PRESENTATION Quarterly Trend Twelve Months Ended (Amounts in thousands) 4Q'21 3Q'21 2Q'21 1Q'21 4Q'20 4Q'21 4Q'20 Commercial pipeline at period end $ 397,822 $ 368,907 $ 322,014 $ 240,871 $ 166,735 397,822 166,735 Commercial loan originations1 408,948 331,618 193,028 204,253 277,389 1,137,847 655,821 Residential pipeline-saleable at period end 30,102 42,847 60,585 92,141 92,017 30,102 92,017 Residential loans-sold 69,224 95,136 120,099 138,337 161,628 422,796 509,420 Residential pipeline-portfolio at period end 25,589 35,387 54,132 72,448 25,083 25,589 25,083 Residential loans-retained2 49,065 250,820 118,126 46,620 54,464 464,631 129,183 Consumer pipeline at period end 29,739 30,980 31,748 28,127 18,207 29,739 18,207 Consumer originations 72,626 66,400 63,702 46,745 47,529 249,473 219,294 PPP originations — — 23,529 232,478 — 256,007 598,994 Total Pipelines at Period End $ 483,252 $ 478,121 $ 468,479 $ 433,587 $ 302,042 $ 483,252 $ 302,042 Total Originations $ 599,863 $ 743,974 $ 518,484 $ 668,433 $ 541,010 $ 2,530,754 $ 2,112,712 1Includes purchases of $19.3 million in 4Q’21 and $17.1 million in 3Q’21. 2Includes purchases of $180.8 million in 3Q'21 and $38.4 million in 2Q’21. Loan Production and Pipeline Trend

25FOURTH QUARTER 2021 EARNINGS PRESENTATION January 2022 Acquisition of Business Bank of Florida, Corp. Balances Prior to Acquisition (Excludes Purchase Accounting and Fair Value Adjustments) (In thousands) December 31, 2021 Selected Assets: Cash and equivalents $ 38,297 Loans by segment: Construction and land development 9,245 Commercial real estate - owner-occupied 45,290 Commercial real estate - non owner-occupied 51,546 Residential real estate 5,368 Commercial and financial 10,146 Consumer 60 PPP loans 1,923 Total loans $ 123,578 Selected Liabilities: Noninterest bearing deposits $ 75,038 Interest bearing deposits 80,267 Time deposits 11,024 Total Deposits $ 166,329 Loan Portfolio Valuation and CECL Impact Valuation work is in process. Preliminary effort suggests that less than 5% of total loans will be identified as PCD. • Estimated credit losses on loans identified as PCD will be recorded directly to the ACL as an increase to the loans’ amortized cost basis. • Estimated credit losses on non-PCD loans will be recorded through the provision for credit losses at the date of acquisition. Purchase Price (Preliminary) (In thousands, except per share data) January 3, 2022 Number of Business Bank of Florida common shares outstanding 1,112 Per share exchange ratio 0.7997 Number of shares of SBCF common stock issued 890 Multiplied by SBCF price per share at closing $ 35.39 Value of SBCF common stock issued 31,480 Fair value of options converted 497 Total purchase price (preliminary) $ 31,977

26FOURTH QUARTER 2021 EARNINGS PRESENTATION January 2022 Acquisition of Sabal Palm Bancorp, Inc. Balances Prior to Acquisition (Excludes Purchase Accounting and Fair Value Adjustments) (In thousands) December 31, 2021 Selected Assets: Cash and equivalents $ 169,865 Loans by segment: Construction and land development 9,227 Commercial real estate - owner-occupied 61,187 Commercial real estate - non owner-occupied 110,402 Residential real estate 46,479 Commercial and financial 17,800 Consumer 238 PPP loans 3,265 Total loans $ 248,598 Selected Liabilities: Noninterest bearing deposits $ 156,499 Interest bearing deposits 217,604 Time deposits 22,061 Total Deposits $ 396,164 Loan Portfolio Valuation and CECL Impact Valuation work is in process. Preliminary effort suggests that less than 5% of total loans will be identified as PCD. • Estimated credit losses on loans identified as PCD will be recorded directly to the ACL as an increase to the loans’ amortized cost basis. • Estimated credit losses on non-PCD loans will be recorded through the provision for credit losses at the date of acquisition. Purchase Price (Preliminary) (In thousands, except per share data) January 3, 2022 Number of Sabal Palm Bancorp, Inc. common shares outstanding 7,537 Per share exchange ratio 0.2203 Number of shares of SBCF common stock issued 1,660 Multiplied by SBCF price per share at closing $ 35.39 Value of SBCF common stock issued 58,762 Fair value of options converted 3,336 Total purchase price (preliminary) $ 62,098

27FOURTH QUARTER 2021 EARNINGS PRESENTATION Integrated Delivery Model Supports Growth Strategy Strong momentum in usage of digital tools and other non-branch delivery channels, and tools to equip our teams to outperform Open - Digital numbers to be provided. All metrics compare 4Q’21 to 4Q’20 Consumer Business % consumer deposits completed outside of the branch % increase in consumer online users % business deposits completed outside of the branch % increase in business online users 61% 11% 45% 11% 25K $850MMNumber of outreach calls triggered by Seacoast’s proprietary Connections platform PPP loan forgiveness to date supported by fully digital platform

28FOURTH QUARTER 2021 EARNINGS PRESENTATION Explanation of Certain Unaudited Non-GAAP Financial Measures This presentation contains financial information determined by methods other than Generally Accepted Accounting Principles (“GAAP”). The financial highlights provide reconciliations between GAAP and adjusted financial measures including net income, noninterest income, noninterest expense, tax adjustments and other financial ratios. Management uses these non-GAAP financial measures in its analysis of the Company’s performance and believes these presentations provide useful supplemental information, and a clearer understanding of the Company’s performance. The Company believes the non-GAAP measures enhance investors’ understanding of the Company’s business and performance and if not provided would be requested by the investor community. These measures are also useful in understanding performance trends and facilitate comparisons with the performance of other financial institutions. The limitations associated with operating measures are the risk that persons might disagree as to the appropriateness of items comprising these measures and that different companies might define or calculate these measures differently. The Company provides reconciliations between GAAP and these non-GAAP measures. These disclosures should not be considered an alternative to GAAP.

29FOURTH QUARTER 2021 EARNINGS PRESENTATION GAAP to Non-GAAP Reconciliation Quarterly Trend Twelve Months Ended (Amounts in thousands except per share data) 4Q'21 3Q'21 2Q'21 1Q'21 4Q'20 4Q'21 4Q'20 Net Income $ 36,330 $ 22,944 $ 31,410 $ 33,719 $ 29,347 $ 124,403 $ 77,764 Total noninterest income 18,706 19,028 15,322 17,671 14,930 70,727 61,570 Securities losses/(gains), net 379 30 55 114 18 578 (1,235) Gain on sale of domain name (included in other income) (755) — — — — (755) — Total Adjustments to Noninterest Income (376) 30 55 114 18 (177) (1,235) Total Adjusted Noninterest Income 18,330 19,058 15,377 17,785 14,948 70,550 60,335 Total noninterest expense 50,263 55,268 45,784 46,120 43,681 197,435 185,552 Merger related charges (482) (6,281) (509) (581) — (7,853) (9,074) Amortization of intangibles (1,304) (1,306) (1,212) (1,211) (1,421) (5,033) (5,857) Business continuity expenses — — — — — — (307) Branch reductions and other expense initiatives (168) (870) (663) (449) (354) (2,150) (818) Total Adjustments to Noninterest Expense (1,954) (8,457) (2,384) (2,241) (1,775) (15,036) (16,056) Total Adjusted Noninterest Expense 48,309 46,811 43,400 43,879 41,906 182,399 169,496 Income Taxes 8,344 7,049 8,785 10,157 8,793 34,335 22,818 Tax effect of adjustments 280 2,081 598 577 440 3,536 3,635 Effect of change in corporate tax rate on deferred tax assets 774 — — — — 774 — Total Adjustments to Income Taxes 1,054 2,081 598 577 440 4,310 3,635 Adjusted Income Taxes 9,398 9,130 9,383 10,734 9,233 38,645 26,453 Adjusted Net Income $ 36,854 $ 29,350 $ 33,251 $ 35,497 $ 30,700 $ 134,952 $ 88,950 Earnings per diluted share, as reported $ 0.62 $ 0.40 $ 0.56 $ 0.60 $ 0.53 $ 2.18 $ 1.44 Adjusted Earnings per Diluted Share 0.62 0.51 0.59 0.63 0.55 2.36 1.65 Average diluted shares outstanding 59,016 57,645 55,901 55,992 55,739 57,088 53,930

30FOURTH QUARTER 2021 EARNINGS PRESENTATION GAAP to Non-GAAP Reconciliation Quarterly Trend Twelve Months Ended (Amounts in thousands except per share data) 4Q'21 3Q'21 2Q'21 1Q'21 4Q'20 4Q'21 4Q'20 Adjusted Noninterest Expense $ 48,309 $ 46,811 $ 43,400 $ 43,879 $ 41,906 $ 182,399 $ 169,496 Foreclosed property expense and net (loss)/gain on sale 175 (66) 90 65 (1,821) 264 (2,263) Provision for unfunded commitments — (133) — — 795 (133) (185) Net Adjusted Noninterest Expense $ 48,484 $ 46,612 $ 43,490 $ 43,944 $ 40,880 $ 182,530 $ 167,048 Revenue $ 90,995 $ 90,352 $ 81,124 $ 84,281 $ 83,721 $ 346,752 $ 324,313 Total Adjustments to Revenue (376) 30 55 114 18 (177) (1,235) Impact of FTE adjustment 123 131 131 131 112 516 460 Adjusted Revenue on a Fully Taxable Equivalent Basis $ 90,742 $ 90,513 $ 81,310 $ 84,526 $ 83,851 $ 347,091 $ 323,538 Adjusted Efficiency Ratio 53.43% 51.50% 53.49% 51.99% 48.75% 52.59% 51.63 % Net Interest Income $ 72,289 $ 71,324 $ 65,802 $ 66,610 $ 68,791 $ 276,025 $ 262,743 Impact of FTE adjustment 123 131 131 131 112 516 460 Net Interest Income including FTE adjustment $ 72,412 $ 71,455 $ 65,933 $ 66,741 $ 68,903 $ 276,541 $ 263,203 Total noninterest income 18,706 19,028 15,322 17,671 14,930 70,727 61,570 Total noninterest expense 50,263 55,268 45,784 46,120 43,681 197,435 185,552 Pre-Tax Pre-Provision Earnings $ 40,855 $ 35,215 $ 35,471 $ 38,292 $ 40,152 $ 149,833 $ 139,221 Total Adjustments to Noninterest Income (376) 30 55 114 18 (177) (1,235) Total Adjustments to Noninterest Expense (1,779) (8,656) (2,294) (2,176) (2,801) (14,905) (18,504) Adjusted Pre-Tax Pre-Provision Earnings $ 42,258 $ 43,901 $ 37,820 $ 40,582 $ 42,971 $ 164,561 $ 156,490 Average Assets $ 10,061,382 $ 9,753,734 $ 9,025,846 $ 8,485,354 $ 8,376,396 $ 9,337,054 $ 7,860,000 Less average goodwill and intangible assets (267,692) (254,980) (235,964) (237,323) (238,631) (249,089) (231,267) Average Tangible Assets $ 9,793,690 $ 9,498,754 $ 8,789,882 $ 8,248,031 $ 8,137,765 $ 9,087,965 $ 7,628,733

31FOURTH QUARTER 2021 EARNINGS PRESENTATION GAAP to Non-GAAP Reconciliation Quarterly Trend Twelve Months Ended (Amounts in thousands except per share data) 4Q'21 3Q'21 2Q'21 1Q'21 4Q'20 4Q'21 4Q'20 Return on Average Assets (ROA) 1.43% 0.93% 1.40% 1.61% 1.39% 1.33% 0.99 % Impact of removing average intangible assets and related amortization 0.08 0.07 0.08 0.09 0.10 0.08 0.09 Return on Average Tangible Assets (ROTA) 1.51 1.00 1.48 1.70 1.49 1.41 1.08 Impact of other adjustments for Adjusted Net Income (0.02) 0.23 0.04 0.05 0.01 0.07 0.09 Adjusted Return on Average Tangible Assets 1.49 1.23 1.52 1.75 1.50 1.48 1.17 Average Shareholders' Equity $ 1,303,686 $ 1,248,547 $ 1,170,395 $ 1,136,416 $ 1,111,073 $ 1,215,312 $ 1,045,219 Less average goodwill and intangible assets (267,692) (254,980) (235,964) (237,323) (238,631) (249,089) (231,267) Average Tangible Equity $ 1,035,994 $ 993,567 $ 934,431 $ 899,093 $ 872,442 $ 966,223 $ 813,952 Return on Average Shareholders' Equity 11.06% 7.29% 10.76% 12.03% 10.51% 10.24% 7.44 % Impact of removing average intangible assets and related amortization 3.23 2.27 3.12 3.59 3.36 3.03 2.66 Return on Average Tangible Common Equity (ROTCE) 14.29 9.56 13.88 15.62 13.87 13.27 10.10 Impact of other adjustments for Adjusted Net Income (0.18) 2.16 0.39 0.39 0.13 0.70 0.83 Adjusted Return on Average Tangible Common Equity 14.11 11.72 14.27 16.01 14.00 13.97 10.93 Loan Interest Income1 $ 64,487 $ 64,517 $ 60,440 $ 62,390 $ 65,684 $ 251,834 $ 254,710 Accretion on acquired loans (3,520) (3,483) (2,886) (2,868) (4,448) (12,757) (14,977) Interest and fees on PPP loans (3,352) (5,917) (5,127) (6,886) (5,187) (21,282) (11,974) Loan interest income excluding PPP and accretion on acquired loans $ 57,615 $ 55,117 $ 52,427 $ 52,636 $ 56,049 $ 217,795 $ 227,759 Yield on Loans1 4.31% 4.49% 4.33% 4.39% 4.42% 4.38% 4.49 % Impact of accretion on acquired loans (0.24) (0.24) (0.21) (0.20) (0.30) (0.22) (0.27) Impact of PPP loans (0.13) (0.22) 0.01 (0.04) 0.11 (0.10) 0.11 Yield on loans excluding PPP and accretion on acquired loans 3.94% 4.03% 4.13% 4.15% 4.23% 4.06% 4.33% 1On a fully taxable equivalent basis. All yields and rates have been computed using amortized cost.

32FOURTH QUARTER 2021 EARNINGS PRESENTATION Quarterly Trend Twelve Months Ended (Amounts in thousands except per share data) 4Q'21 3Q'21 2Q'21 1Q'21 4Q'20 4Q'21 4Q'20 Net Interest income1 $ 72,412 $ 71,455 $ 65,933 $ 66,741 $ 68,903 $ 276,541 $ 263,203 Accretion on acquired loans (3,520) (3,483) (2,886) (2,868) (4,448) (12,757) (14,977) Interest and fees on PPP loans (3,352) (5,917) (5,127) (6,886) (5,187) (21,282) (11,974) Net interest income excluding PPP and accretion on acquired loans $ 65,540 $ 62,055 $ 57,920 $ 56,987 $ 59,268 $ 242,502 $ 236,252 Net Interest Margin1 3.16% 3.22% 3.23% 3.51% 3.59% 3.27% 3.65 % Impact of accretion on acquired loans (0.15) (0.15) (0.14) (0.15) (0.23) (0.15) (0.21) Impact of PPP loans (0.10) (0.18) (0.06) (0.11) 0.01 (0.11) 0.03 Net interest margin excluding PPP and accretion on acquired loans 2.91% 2.89% 3.03% 3.25% 3.37% 3.01% 3.47 % Security Interest Income1 $ 8,750 $ 7,956 $ 6,745 $ 6,485 $ 6,586 $ 29,936 $ 30,288 Tax equivalent adjustment on securities (37) (38) (39) (39) (23) (153) (116) Security interest income excluding tax equivalent adjustment $ 8,713 $ 7,918 $ 6,706 $ 6,446 $ 6,563 $ 29,783 $ 30,172 Loan Interest Income1 $ 64,487 $ 64,517 $ 60,440 $ 62,390 $ 65,684 $ 251,834 $ 254,710 Tax equivalent adjustment on loans (86) (93) (92) (92) (89) (363) (344) Loan interest income excluding tax equivalent adjustment $ 64,401 $ 64,424 $ 60,348 $ 62,298 $ 65,595 $ 251,471 $ 254,366 Net Interest Income1 $ 72,412 $ 71,455 $ 65,933 $ 66,741 $ 68,903 $ 276,541 $ 263,203 Tax equivalent adjustment on securities (37) (38) (39) (39) (23) (153) (116) Tax equivalent adjustment on loans (86) (93) (92) (92) (89) (363) (344) Net interest income excluding tax equivalent adjustment $ 72,289 $ 71,324 $ 65,802 $ 66,610 $ 68,791 $ 276,025 $ 262,743 1On a fully taxable equivalent basis. All yields and rates have been computed using amortized cost. GAAP to Non-GAAP Reconciliation